UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2015

Starwood Hotels & Resorts Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One StarPoint, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 29, 2015, Starwood Hotels & Resorts Worldwide, Inc. announced that its Board of Directors has determined to explore a full range of strategic and financial alternatives to increase shareholder value and has retained Lazard to assist in this process (the “Strategic Alternatives Review”). The press release regarding the Strategic Alternatives Review is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release regarding the Strategic Alternatives Review, dated April 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

By:	/s/ Kristen W. Prohl
Name: Kristen W. Prohl
Title: VP, Chief Regulatory Counsel

Date: April 29, 2015